UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 __________________
FORM 8-K __________________

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2021

__________________

WORLD QUANTUM GROWTH
ACQUISITION CORP.
(Exact name of registrant as specified in its charter)
__________________

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-40728 (Commission File Number)	98-1588038 (I.R.S. Employer Identification No.)
PO Box 309, Ugland House, Grand Cayman, Cayman Islands (Address of principal executive offices)	KY1-1104 (Zip Code)
(345) 949 8066 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	WQGA.U	New York Stock Exchange
Class A Ordinary Shares, $0.0001 par value	WQGA	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	WQGA WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statement and Audit Report.

In certain of the previously issued financial statements of World Quantum Growth Acquisition Corp. (the “Company”), a portion of the Company’s redeemable Class A ordinary shares (the “Public Shares”) were classified as permanent equity to maintain shareholders’ equity in excess of $5,000,000 on the basis that the Company will consummate its initial business combination only if the Company has net tangible assets of at least $5,000,001 immediately prior to or upon such consummation. However, in connection with the preparation of the Company’s Form 10-Q for the quarterly period ended September 30, 2021 (the “Quarterly Report”), management re-evaluated the Company’s application of Accounting Standards Codification 480-10-S99 to its accounting classification of Public Shares in light of recent comment letters issued by the Staff of the U.S. Securities and Exchange Commission to certain special purpose acquisition companies. Upon such re-evaluation, management determined that the Public Shares include redemption provisions that require classification of the Public Shares as temporary equity, regardless of the minimum net tangible asset requirement discussed above.

On November 11, 2021, the audit committee of the Company’s board of directors (the “Audit Committee”), based on the recommendation of and after consultation with management, concluded that certain items on the Company’s previously issued audited balance sheet as of August 13 2021, included in the Company’s Current Report on Form 8-K filed on August 20, 2021 should no longer be relied upon due to the reclassification of the Public Shares described above. The previously issued financial statements were corrected in the Quarterly Report on Form 10-Q file on November 18, 2021.

The Audit Committee and management have discussed the matters disclosed in this Item 4.02(a) with Marcum LLP, the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2021WORLD QUANTUM GROWTH
ACQUISITION CORP.

By: /s/Xavier Rolet
Name: Xavier Rolet
Title: Chief Executive Officer